NASDAQ      CUSIP
Class                      Symbol      Number
-------------------------------------------------
INVESTOR SHARES            CARVX     565543204
INSTITUTIONAL SHARES       CARTX     565543709
-------------------------------------------------



                                   [LOGO HERE]

                                THE CAROLINASFUND



                                 A series of the
                         Nottingham Investment Trust II
                    -----------------------------------------
                                   PROSPECTUS

                                  June 30, 1999







The CarolinasFund (the "Fund") seeks long-term capital growth by investing primarily in common stocks of publicly traded companies headquartered in North and South Carolina. The Fund offers two classes of shares, Investor Shares and Institutional Shares; both of which are offered in this prospectus.




                               Investment Advisor
                               ------------------

                          Morehead Capital Advisors LLC
                               1712 East Boulevard
                         Charlotte, North Carolina 28203

                                 1-800-773-3863






The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
   Investment Objective........................................................2
   Principal Investment Strategies.............................................2
   Principal Risks Of Investing In The Fund....................................3
   Bar Charts and Performance Tables...........................................4
   Fees And Expenses Of The Fund...............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------
   The Investment Advisor......................................................7
   The Administrator...........................................................9
   The Transfer Agent..........................................................9
   The Distributor.............................................................9

YOUR INVESTMENT IN THE FUND...................................................10
---------------------------
   Minimum Investment.........................................................10
   Purchase And RedemptionPrice...............................................10
   Purchasing Shares..........................................................11
   Redeeming Your Shares......................................................13

OTHER IMPORTANT INVESTMENT INFORMATION........................................15
--------------------------------------
   Dividends, Distributions And Taxes.........................................15
   Year 2000..................................................................16
   Financial Highlights.......................................................16
   Additional Information.............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The investment objective of The CarolinasFund (the "Fund") is to seek long-term capital growth by investing primarily in common stocks of publicly traded companies headquartered in North and South Carolina.


PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, at least 90% of the Fund's assets will be invested in equity securities of publicly traded companies headquartered in North and South Carolina, including:

*  common stocks
*  convertible preferred stocks
*  straight preferred stocks
*  warrants
*  investment grade convertible bonds.

The Fund may also invest up to 10% of its total assets in securities issued by other investment companies. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, if such investment were made, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies.

As a temporary defensive measure, the Advisor may determine that market conditions warrant investing in investment-grade bonds, U.S. Government
Securities, repurchase agreements, and money market instruments. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. To the extent the Fund is invested in short-term investments, it will not be pursuing its investment objective.

The Fund's Advisor, Morehead Capital Advisors LLC, and the Sub-Advisor, Capital Investment Counsel, Inc. ("Sub-Advisor"), believe that the demographic and economic characteristics of the two states provide companies headquartered in North and South Carolina with substantial opportunities for capital appreciation. The economies of these two states are based on a wide variety of industries including agriculture, textiles, banking, insurance, real estate, mortgage banking, technology, and textiles.

In making investment decisions on behalf of the fund, the Advisor and Sub-Advisor will generally select common stocks from the top 50 publicly traded companies in North Carolina and South Carolina. The top 50 publicly traded companies will be determined according to their market capitalization. The Fund's assets will be allocated equally among those top 50 companies, so that the Fund's investment in such companies, measured by number of shares, will be less in the larger capitalized companies than in mid and smaller capitalized companies. Market capitalizations will be reassessed on a quarterly basis. By employing this strategy, the Fund's portfolio composition may periodically change based on changes in market capitalizations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective. The following sections describe some of the risks involved with the portfolio investments of the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Geographic Risk: The Advisor and Sub Advisor believe that the demographic and economic characteristics of North and South Carolina, including population, employment, retail sales, personal income, bank loans, bank deposits, and residential construction are such that companies headquartered in the two states have a greater than average potential for capital appreciation. The trends in this industry may not continue or they may adversely affect the performance of the portfolio.

The Fund's portfolio may be invested in a smaller number of companies than a general equity mutual fund. This may result in investments by the Fund in a smaller number of industry sectors. These limitations may also restrict the Advisor and Sub Advisor from using certain traditional analytical measures employed to select investments and also exclude some strategies that could offer superior performance or reduce fluctuations in the values of such assets.

Small-Cap and Mid-Cap Securities: Investing in the securities of small-cap and mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap and mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap and mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap and mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of small to medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

BAR CHARTS AND PERFORMANCE TABLES

The bar charts and tables shown below provide an indication of the risks of investing in the Investor Shares and Institutional Shares of the Fund by showing (on a calendar year basis) changes in the Fund's annual total return from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year, three years, and since inception compare to those of broad-based securities market indexes. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                 INVESTOR SHARES

                          Calendar Year Total Returns

[Bar Chart Here}:

     1996       9.17%
     1997      25.40%
     1998       7.04%

o During the 3-year period shown in the bar chart, the highest return for a calendar quarter was 14.19% (quarter ended December 31, 1998).
o During the 3-year period shown in the bar chart, the lowest return for a calendar quarter was -12.14% (quarter ended September 30, 1998).
o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.
o The year-to-date average annual total return of the Investor Shares as of the most recent calendar was -8.68% (quarter ended March 31, 1999).

---------------------------------- ------------ --------------- ---------------
Average Annual Total Returns           Past          Past           Since
Period ended December 31, 1998*       1 Year       3 Years        Inception**
---------------------------------- ------------ --------------- ---------------
The CarolinasFund Investor Shares      3.29%        12.24%          14.32%
---------------------------------- ------------ --------------- ---------------
Russell 2000 Index ***                -2.24%        11.66%          15.80%
---------------------------------- ------------ --------------- ---------------
S&P 500 Total Return Index ****       28.58%        28.20%          30.56%
---------------------------------- ------------ --------------- ---------------

*    Maximum  sales  loads are  reflected  in the table  above for the  Investor
     Shares.
**   January 3, 1995 (Inception date of the Investor Shares)
*** The Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index, a widely recognized, unmanaged index of common stock prices.
**** The S&P 500 Total Return Index is the Standard & Poor's  composite index of
     500 stocks and is a widely recognized, unmanaged index of common stock prices.


                              INSTITUTIONAL SHARES

[Bar Chart Here]
     1998     7.51%
     1997    26.13%
     1996    10.49%

o During the 3-year period shown in the bar chart, the highest return for a calendar quarter was 14.26% (quarter ended December 31, 1998).
o During the 3-year period shown in the bar chart, the lowest return for a calendar quarter was -12.00% (quarter ended September 30, 1998).
o The year-to-date average annual total return of the fund as of the most recent calendar quarter ended March 31, 1999, was -8.84%

--------------------------------------- ----------- ----------- ----------------
Average Annual Total Returns                Past       Past          Since
Period ended December 31, 1998             1 Year     3 Years      Incepiton*
--------------------------------------- ----------- ----------- ----------------
The CarolinasFund Institutional Shares      7.51%      14.43%       15.60%
--------------------------------------- ----------- ----------- ----------------
Russell 2000 Index **                      -2.24%      11.66%       14.57%
--------------------------------------- ----------- ----------- ----------------
S&P 500 Total Return Index ***             28.58%      28.20%       29.10%
--------------------------------------- ----------- ----------- ----------------

*    May 22, 1995 (Inception date of the Institutional Shares)
** The Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index, a widely recognized, unmanaged index of common stock prices.
*** The S&P 500 Total Return Index is the Standard & Poor's composite index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)
                    -----------------------------------------

                                                       Investor    Institutional
                                                        Shares         Shares
                                                        ------         ------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price) ...................3.50%         None
Redemption fee ...........................................None          None


                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

Management Fees...........................................1.00%         1.00%
Distribution and/or Service (12b-1) Fees..................0.50%         None
Other Expenses............................................2.76%*        2.75%*
                                                          ----          ----
     Total Annual Fund Operating Expenses.................4.26 %        3.75 %
     Fee Waiver and/or Expense Reimbursement.............(1.76)%       (1.75)%
                                                          ----          ----
     Net Expenses.........................................2.50 %        2.00 %
                                                          ====          ====


* "Other Expenses" shown above are based upon actual expenses incurred by the Investor Shares and Institutional Shares of the Fund for the fiscal year ended February 28, 1999. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits Total Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan to not more than 2.00% of the average daily net assets for the fiscal year to end February 29, 2000. See "Expense Limitation Agreement" for more detailed information.

Example. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

(1)  You invest $10,000 in the Fund for the periods shown;
(2)  You reinvest all dividends and distributions;
(3)  You redeem all of your shares at the end of those periods;
(4)  You earn a 5% total return, and (5) The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

----------------------------- ----------- ------------ ------------ ------------
       Your Costs                1 Year      3 Years     5 Years      10 Years
----------------------------- ----------- ------------ ------------ ------------
     Investor Shares              $570        $1,029      $1,513       $2,844
----------------------------- ----------- ------------ ------------ ------------
   Institutional Shares           $178         $551        $949        $2,062
----------------------------- ----------- ------------ ------------ ------------


                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Advisor is Morehead Capital Advisors LLC, 1712 East Boulevard, Charlotte, North Carolina 28203. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor is registered under the Investment Advisors Act of 1940, as amended. The Advisor, organized as a North Carolina limited liability company in 1994, is controlled by a management group consisting of Robert B. Thompson, Benjamin Richter, Lloyd Richter, J.C. Blucher Ehringhaus, III, Managing Director, and Richard K. Bryant (who also controls the Distributor and Sub-Advisor and is a Trustee of the Trust). Mr. Ehringhaus retains day to day responsibility for monitoring the allocation of securities of the investment portfolio. Mr.
Ehringhaus has been with the Advisor since 1995. Prior to that, he was Vice President of NationsBank Trust Group.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor is entitled to receive monthly compensation equal to an annual rate of 1.00% of the average daily net assets of the Fund. During the last fiscal year ending February 28, 1999, The Advisor received no advisory fees since it waived or reimbursed 100% of those fees.

Sub-Advisor. The Advisor has delegated the day-to-day responsibilities of managing the Fund's portfolio to Capital Investment Counsel, Inc. (the "Sub-Advisor"). The Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Advisor, established as a North Carolina corporation in 1984, is controlled by Richard K. Bryant and E.O. Edgerton, Jr. Mr. Bryant and Mr. Edgerton also control the Distributor. Mr. Bryant is also a principal of the Advisor. The Sub-Advisor has over $160 million in assets under management. The Sub-Advisor serves as investment advisor to another series of the Trust. The Sub-Advisor's address is 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622.

The Sub-Advisor is compensated by the Advisor for its services and is not directly compensated by the Fund. Kurt A. Dressler is responsible for the Sub-Advisor's role with the Fund. He has been with the Sub-Advisor since 1996. Prior to that, he was a Portfolio Manager with Townsend Financial Services/Asset Management in Raleigh, North Carolina.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 2.00% of the average daily assets of the Fund for the fiscal year to end February 29, 2000.

Each of the Funds may at a later date reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits stated above. Consequently, no reimbursement by Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the particular Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor and/or Sub-Advisor may consider research and brokerage services furnished to the Advisor and/or Sub-Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor and/or Sub-Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades will be cleared through Capital Investment Group, a registered broker-dealer affiliate of the Sub-Advisor and Distributor of the Fund.

The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor or Sub-Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor or the Sub-Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company, Inc. (the "Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to a Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the section of this Prospectus, "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group (the "Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliated of the Sub-Advisor. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. For the Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates its distributor, Capital Investment Group, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Investor Shares (this compensation is commonly referred to as "12b-1 fees"). The Distribution Plan provides that the Fund will pay annually 0.50% of the average daily net assets of the Fund's Investor Shares for activities primarily intended to result in the sale of those shares, including to reimburse entities for providing distribution and shareholder servicing with respect to the Fund's Investor Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the management fees and Rule 12b-1 fees for the Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                           YOUR INVESTMENT IN THE FUND
                           ---------------------------

MINIMUM INVESTMENT

Investor Shares are sold subject to a sales charge of 3.50%, so that the term "offering price" includes the front-end sales load. Institutional Shares are sold at net asset value. All shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor, Sub-Advisor, and any broker-dealer authorized to sell Fund shares.

The minimum initial investment is $2,500 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $100. The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.


PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------ --------------------- -------------------- -----------------------------
  Amount of Transaction At Public     Charge As % of Net    Sales Charge As %   Sales Dealers Discounts and
          Offering Price               Amount Invested     of Public Offering    Brokerage Commissions as %
                                                                  Price           of Public Offering Price
------------------------------------ --------------------- -------------------- -----------------------------
Less than $100,000                          3.63%                 3.50%                    3.00%
------------------------------------ --------------------- -------------------- -----------------------------
$100,000 but less than $250,000             3.09%                 3.00%                    2.50%
------------------------------------ --------------------- -------------------- -----------------------------
$250,000 but less than $500,000             2.56%                 2.50%                    2.00%
------------------------------------ --------------------- -------------------- -----------------------------
$500,000 or more                            0.00%                 0.00%                    0.00%
------------------------------------ --------------------- -------------------- -----------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is in good form if it includes providing a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after the redemption order is received. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares
Application and mail it, along with your check made payable to the "The CarolinasFund," to:

             The CarolinasFund
             [Investor Class] or [Institutional Class]
             c/o NC Shareholder Services, LLC
             107 North Washington Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the appropriate Class - Investor Shares or Institutional Shares - to your check to ensure proper credit to your account. The application must contain your social security number or Taxpayer Identification Number ("TIN"). If you have applied for a social security number or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, Investor or Institutional Shares, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

             First Union National Bank of North Carolina
             Charlotte, North Carolina
             ABA # 053000219
             For The CarolinasFund
             [Investor Class] or [Institutional Class]
             Acct. # 2000001292750
             For further credit to (shareholder's name and SS# or TIN#)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price for that class of shares. The minimum additional investment is $100. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. A class of shares other than an Institutional Class of shares may be exchanged for another class of shares within the same series or in another series of the Trust at the net asset value plus the percentage difference between that class' sales charge and any sales charge, if any, previously paid in connection with the shares being exchanged. Institutional Class shares may only be exchanged for Institutional Class shares of another series of the Trust. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Investor shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $100,000 would pay a sales charge of 3.00% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Account Application.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

           The CarolinasFund
           [Investor Class] or [Institutional Class]
           c/o NC Shareholder Services, LLC
           107 North Washington Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

  Regular mail redemption request should include:

1) Your letter of instruction specifying the account number, class of shares - Investor or Institutional, and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

1)   The  name  of  the  Fund  and  the   designation  of  class   (Investor  or
     Institutional),
2)   Shareholder name and account number,
3)   Number of shares or dollar amount to be redeemed,
4)   Instructions for transmittal of redemption funds to the shareholder, and
5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. All shares are purchased and redeemed in accordance with the Fund's Amended and Restated Declaration of Trust and By-Laws. The Board of Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days written notice. If the shareholder brings his account net asset value up to at least $1,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.


Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Share Application Form.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.


YEAR 2000

Like other mutual funds, the Fund and the service providers for the Fund rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999, because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining and assessing information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Fund's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Fund.


FINANCIAL HIGHLIGHTS

The financial data included in the tables below for the Investor Shares and Institutional Shares of the Fund have been derived from audited financial statements of the Fund. The financial data for the fiscal year ended February 28, 1999, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is included in the Statement of Additional Information. The financial data for the prior fiscal years and period were audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.


                                           (For a Share Outstanding Throughout the Period)

                                                         INSTITUTIONAL CLASS

                                                                                                                For the
                                                                                                              period from
                                                                                                              May 22, 1995
                                                                                                             (commencement
                                                                      Year ended   Year ended   Year ended  of operations) to
                                                                     February 28, February 28, February 28,   February 29,
                                                                         1999         1998         1997          1996
                                                                    -----------   -----------   ----------    -----------
Net asset value, beginning of period                                    $17.83        $13.55       $12.57         $10.72
      (Loss) income from investment operations
         Net investment income                                            0.05          0.05         0.01           0.02
         Net realized and unrealized (loss) gain on investments          (1.08)         4.23         0.97           1.88
                                                                    -----------   -----------   ----------    -----------
             Total from investment operations                            (1.03)         4.28         0.98           1.90
                                                                    -----------   -----------   ----------    -----------

      Distributions to shareholders from
         Net investment income                                            0.00          0.00         0.00          (0.02)
         Net realized gain from investment transactions                  (2.79)         0.00         0.00          (0.03)
                                                                    -----------   -----------   ----------    -----------
             Total distributions                                         (2.79)         0.00         0.00          (0.05)
                                                                    -----------   -----------   ----------    -----------

Net asset value, end of period                                          $14.01        $17.83       $13.55         $12.57
                                                                    ===========   ===========   ==========    ===========

Total return (a)                                                         (6.66)%       31.59 %       7.81 %        17.68 %
                                                                    ===========   ===========   ==========    ===========

Ratios/supplemental data
      Net assets, end of period                                     $1,071,567    $1,172,074     $735,087        $24,576
                                                                    ===========   ===========   ==========    ===========
      Ratio of expenses to average net assets
         Before expense reimbursements and waived fees                    3.75 %        3.61 %       4.85 %         8.40 %  (b)
         After expense reimbursements and waived fees                     1.75 %        1.75 %       1.73 %         1.69 %  (b)

      Ratio of net investment income (loss) to average net assets
         Before expense reimbursements and waived fees                   (1.67)%         -             -           (6.07)%  (b)
         After expense reimbursements and waived fees                     0.33 %        0.36 %       0.22 %         0.64 %  (b)

      Portfolio turnover rate                                            22.24 %        7.00 %       5.00 %        16.00 %


(a)      Total return does not reflect payment of a sales charge.
(b)      Annualized.

                                           (For a Share Outstanding Throughout the Period)

                                                           INVESTOR CLASS                                                  For the
                                                                                                                       period from
                                                                                                                   January 3, 1995
                                                                                                                     (commencement
                                                                                                                     of operations)
                                                                  Year ended   Year ended    Year ended    Year ended           to
                                                                 February 28, February 28,  February 28,  February 29, February 28,
                                                                        1999         1998          1997          1996         1995
                                                                 -----------   -----------   -----------  ------------   ---------
Net asset value, beginning of period                                 $17.48        $13.36        $12.44        $10.54      $10.00
      (Loss) income from investment operations
         Net investment (loss) income                                 (0.04)        (0.02)        (0.02)         0.01        0.04
         Net realized and unrealized (loss) gain on investments       (1.04)         4.14          0.94          1.95        0.50
                                                                 -----------   -----------   -----------  ------------   ---------
             Total from investment operations                         (1.08)         4.12          0.92          1.96        0.54
                                                                 -----------   -----------   -----------  ------------   ---------

      Distributions to shareholders from
         Net investment income                                         0.00          0.00          0.00         (0.03)       0.00
         Net realized gain from investment transactions               (2.79)         0.00          0.00         (0.03)       0.00
                                                                 -----------   -----------   -----------  ------------   ---------
             Total distributions                                      (2.79)         0.00          0.00         (0.06)       0.00
                                                                 -----------   -----------   -----------  ------------   ---------

Net asset value, end of period                                       $13.61        $17.48        $13.36        $12.44      $10.54
                                                                 ===========   ===========   ===========  ============   =========

Total return (a)                                                      (7.11)%       30.84 %        7.41 %       18.59 %      5.40 %
                                                                 ===========   ===========   ===========  ============   =========

Ratios/supplemental data
      Net assets, end of period                                  $2,655,865    $4,125,111    $2,706,214    $1,897,814    $272,383
                                                                 ===========   ===========   ===========  ============   =========
      Ratio of expenses to average net assets
         Before expense reimbursements and waived fees                 4.26 %        4.12 %        5.33 %        9.45 %   37.10 %(b)
         After expense reimbursements and waived fees                  2.25 %        2.25 %        2.22 %        2.17 %    2.21 %(b)

      Ratio of net investment income (loss) to average net assets
         Before expense reimbursements and waived fees                (2.23)%          -            -           (7.21)%  (32.27)%(b)
         After expense reimbursements and waived fees                 (0.22)%       (0.14)%       (0.20)%        0.06 %    2.62 %(b)

      Portfolio turnover rate                                         22.24 %        7.00 %        5.00 %       16.00 %    0.00 %


(a)      Total return does not reflect payment of a sales charge.
(b)      Annualized.

                             ADDITIONAL INFORMATION
________________________________________________________________________________

                                The CarolinasFund
________________________________________________________________________________


Additional information about the Fund is available in the Fund's Statement of Additional Information. The Fund's Annual and Semi-annual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

These reports and the Statement of Additional Information are available free of charge upon request by contacting us:

By telephone:       1-800-773-3863

By mail:            The CarolinasFund
                    c/o NC Shareholder Services, LLC
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.



                  Investment Company Act file number 811-06199

                                   [LOGO HERE]


                               THE CAROLINASFUND





                                   PROSPECTUS









                                  June 30, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                                THE CAROLINASFUND

                                  June 30, 1999

                                 A Series of the
                         NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-773-3863



                                Table of Contents
                                -----------------

                                                                     Page
                                                                     ----

INVESTMENT OBJECTIVE AND POLICIES....................................  2
INVESTMENT LIMITATIONS...............................................  3
PORTFOLIO TRANSACTIONS...............................................  4
NET ASSET VALUE......................................................  6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......................  6
DESCRIPTION OF THE TRUST.............................................  8
ADDITIONAL INFORMATION CONCERNING TAXES..............................  9
MANAGEMENT OF THE FUND............................................... 10
SPECIAL SHAREHOLDER SERVICES......................................... 15
ADDITIONAL INFORMATION ON PERFORMANCE................................ 18
APPENDIX A - DESCRIPTION OF RATINGS.................................. 20
ANNUAL REPORT OF THE FUND FOR FYE FEBRUARY 28, 1999............ Attached




This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus, dated the same date as this Additional Statement, for THE CAROLINASFUND (the "Fund"), as the Prospectus may be amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. This Additional Statement is not a prospectus but is incorporated by reference in the Prospectus in its entirety. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

All references herein to the "Predecessor Fund" refer to another mutual fund of the same name , which was an investment series of the MapleWood Investment Trust. Pursuant to an Agreement and Plan of Reorganization dated May 15, 1998, the Fund succeeded to the assets and liabilities of the Predecessor Fund on or about July 1, 1998. The Investment objective policies and restrictions of the Fund and the Predecessor Fund are substantially identical.

                        INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each Class of Shares of the Fund. The Fund commenced operations in 1995.

Additional  Information  on  Fund  Instruments.   Attached  to  this  Additional
Statement is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.


Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without the approval of holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2.   Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.  Government,   its  agencies,  and
     instrumentalities are not subject to this limitation);

3. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

4. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

5. Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

6. Participate on a joint or joint and several basis in any trading account in securities;

7.   Purchase  foreign  securities;

8. Invest more than 10% of its assets in the securities of one or more investment companies; or

9. Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures, or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options;

5. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year; or

6. Purchase any securities on margin except in connection with such short term credits as may be necessary for the clearance of transactions.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor), if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended February 28, 1999, 1998, 1997, the total amount of brokerage commissions paid by the Fund and Predecessor Fund was $6,488, $2,038, and $3,449, respectively.


                                 NET ASSET VALUE

The net asset value per share of each Class of Shares of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed). The New York Stock Exchange recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the net asset value of each Class of Shares of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for Investor Shares of the Fund. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions for the Investor Shares is set forth in the Prospectus for the Investor Shares, along with the information on rights of accumulation and letters of intent. See "How Shares May Be Purchased" in the Prospectus.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution (the "Plan") for the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "How Shares May Be Purchased - Distribution Plan" in the Prospectus). Under the Plan the Fund may expend up to 0.50% of the Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Investor Shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Class Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Class Shares.

The Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Investor Class Shares regardless of the level of expenditures made by the Distributor. The Board of Trustees of the Trust will, however, take into account such expenditures for purposes of reviewing operations under the Plan and concerning their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Class Shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Investor Class Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Class Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Class Shares of the Fund; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Class Shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Fund's outstanding Investor Shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Investor Shares' outstanding voting stock, as well as by a majority vote of those trustees who are not "interested persons." In addition, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the independent Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal year ended February 28, 1999, the Investor Shares of the Fund incurred $17,605 in expenditures under the Plan for payments to broker-dealers and others for the sale or retention of assets. The Distributor waived a portion of its fee amounting to $10,982.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts's law on October 25, 1990. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of eight series, as follows: the Fund managed by the Advisor; WST Growth & Income Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; Investek Fixed Income Trust managed by Investek Capital Management of Jackson, Mississippi; and The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management of Baltimore, Maryland. The Board of Trustees has authorized the classification of shares of all such series. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Fund has adopted an Amended and Restated Rule 18f-3 Multi-class Plan which contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares to each of its series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A matter affects a series or class unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60-days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.



                             MANAGEMENT OF THE FUND

Trustees and Officers. The Trustees and executive officers of the Trust, their ages, and their principal occupations for the last five years are as follows:

                                                     TRUSTEES

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Jack E. Brinson, 67                             Trustee and Chairman             President, Brinson Investment Co.,
1105 Panola Street                                                               President, Brinson Chevrolet, Inc.,
Tarboro, North Carolina  27886                                                   Tarboro, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Thomas W. Steed, 41                             Trustee                          Assistant General Counsel
101 Bristol Court                                                                Hardees Food Systems, Inc.,
Rocky Mount, North Carolina  27802                                               Rocky Mount, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
J. Buckley Strandberg, 39                       Trustee                          Vice President,
Post Office Box 1375                                                             Standard Insurance and Realty,
Rocky Mount, North Carolina  27802                                               Rocky Mount, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 58                              Trustee*                         President,
809 Cathedral Street                                                             Brown Capital Management, Inc., Baltimore,
Baltimore, Maryland  21201                                                       Maryland
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 39                           Trustee*                         President,
Post Office Box 32249                                                            Capital Investment Group,
Raleigh, North Carolina  27622                                                   Raleigh, North Carolina;
                                                                                 Vice President
                                                                                 Capital Investment Counsel,
                                                                                 Raleigh, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------


-------------------------------

* Indicates that Trustee is an "interested person" of the Trust for purposes of the 1940 Act

                                                     OFFICERS

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Michael T. McRee, 55                            President,                       President,
317 East Capitol                                Investek Fixed Income Trust      Investek Capital Management, Inc., Jackson,
Jackson, Mississippi  39201                                                      Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Wayne F. Wilbanks, 38                           President,                       President,
One Commercial Place, Suite 1150                The WST Growth & Income Fund     Wilbanks, Smith & Thomas Asset Management,
Norfolk, Virginia  25510                                                         Inc., Norfolk, Virginia
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 58                              President, The Brown Capital     President,
809 Cathedral Street                            Management Funds                 Brown Capital Management, Inc., Baltimore,
Baltimore, Maryland  21201                                                       Maryland
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 39                           President, Capital Value Fund;   President, Capital Investment Group,
Post Office Box 32249                           Vice President, The              Raleigh, North Carolina, Vice President,
Raleigh, North Carolina  27622                  CarolinasFund                    Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Elmer O. Edgerton, Jr., 57                      Vice President, Capital Value    President, Capital Investment Counsel
Post Office Box  32249                          Fund                             Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Group, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Doug S. Folk, 38                                Vice President, Investek Fixed   Vice President, Investek Capital
317 East Capitol                                Income Trust                     Investment, Inc., Jackson, Mississippi,
Jackson, Mississippi  39201                                                      since 1996; previously, Portfolio Manager,
                                                                                 Southern Farm Bureau Life Insurance
                                                                                 Company, Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
R. Mark Fields, 46                              Vice President, Investek Fixed   Vice President, Investek Capital
317 East Capitol                                Income Trust                     Management, Inc., Jackson, Mississippi
Jackson, Mississippi  39201
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
John M. Friedman, 55                            Vice President, Investek Fixed   Vice President, Investek Capital
317 East Capitol                                Income Trust                     Management, Inc., Jackson, Mississippi
Jackson, Mississippi  39201
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Keith A. Lee, 38                                Vice President, The Brown        Vice President, Brown Capital Management,
309 Cathedral Street                            Capital Management Funds         Inc., Baltimore, Maryland
Baltimore, Maryland  21201
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
C. Frank Watson, III, 28                        Secretary                        Vice President, The Nottingham Company
105 North Washington Street                                                      Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
----------------------------------------------- -------------------------------- ---------------------------------------------
Julian G. Winters, 30                           Treasurer and Assistant          Legal and Compliance Director, The
105 North Washington Street                     Secretary                        Nottingham Company, Rocky Mount, North
Rocky Mount, North Carolina                                                      Carolina, since 1996; previously Operations
                                                                                 Manager, Tar Heel Medical, Nashville, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------


Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                                Compensation Table*


                                                  Pension
                                                 Retirement                            Total
                                Aggregate         Benefits         Estimated       Compensation
                              Compensation       Accrued As          Annual       From the Trust
     Name of Person,            From the        Part of Fund     Benefits Upon        Paid to
        Position                  Fund            Expenses         Retirement        Trustees
        --------                  ----            --------         ----------        --------
Jack E. Brinson                   $750              None              None            $9,500
Trustee
Eddie C. Brown                    None              None              None             None
Trustee
Richard K. Bryant                 None              None              None             None
Trustee
Thomas W. Steed                   $750              None              None            $9,500
Trustee
J. Buckley Strandberg             $750              None              None            $9,500
Trustee

*Figures are for the fiscal year ended February 28, 1999.

Principal Holders of Voting Securities. As of April 22, 1999, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Class of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a Class of the Fund as of April 22, 1999.


     Name and Address of                           Amount and Nature of                 Percent
     Beneficial Owner                              Beneficial Ownership*               of Class
     ----------------                              ---------------------               --------

                                                  INVESTOR SHARES

     Olcoba Company                                     34,436.387 Shares               18.439%
     P.O. Box 1000
     Minneapolis, Minnesota  55480-1000

     Midsouth Data Systems, Inc.                        17,798.053 Shares                9.530%
     Retirement Trust
     25 Westridge Market Place
     Candler, North Carolina  28715

     Richter & Co., Inc.                                11,992.449 Shares                6.421%
     1712 East Blvd.
     Charlotte, North Carolina  28203

     Ronald H. Wrenn                                    11,992.449 Shares                6.421%
     2423 Beretania Circle
     Charlotte, North Carolina  28211


                                               INSTITUTIONAL SHARES

     Robert Stowe Jr. Foundation, Inc.                   9,951.295 Shares               12.939%
     P.O. Box 351
     Belmont, North Carolina  28012

     J. C. Blucher Ehringhaus, III                       8,770.508 Shares               11.404%
     IRA R/O
     2565 Roswell Avenue
     Charlotte, North Carolina  28209

     Broyhill Family Foundation Inc.                     7,417.681 Shares                9.645%
     P.O. Box 500
     Golfview Park
     Lenoir, North Carolina  28645

     Donald G. Walser, IRA R/O                           5,025.113 Shares                6.534%
     3318 S. Union Road
     Suite 6600
     Gastonia, North Carolina  28056

     Bellamy, Rutenberg, Copeland, Epps,                 4,735.329 Shares                6.157%
     Gravely & Bowers, PA Profit Sharing
     Plan & Trust
     P.O. Box 357
     Myrtle Beach, South Carolina  29578

     Chapin Company 401K Plan                            4,709.125 Shares                6.123%
     P.O. Box 2568
     740 E. Main Street
     Myrtle Beach, South Carolina  29578

     John O. Fairey & Marie J. Fairey JTWROS             4,708.526 Shares                6.122%
     5016 Hillside Road
     Columbia, South Carolina  29206

     The Niles Stevens Trust                             4,657.579 Shares                6.056%
     Claude M. Epps, Jr. & J. Jackson
     Thomas, Co-Trustees
     P.O. Box 357
     Myrtle Beach, South Carolina  29578

     Robert W. Donaldson, Jr.                            4,371.783 Shares                5.684%
     IRA Account
     2531 Forest Drive
     Charlotte, North Carolina  28211


Investment Advisor. Information about Morehead Capital Advisors LLC (the "Advisor") and its duties and compensation as Advisor are contained in the Prospectus.

The Advisor is entitled to receive a monthly management fee equal to an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal years ended February 28, 1999, 1998, and 1997, the Advisor waived all of the management fee from the Fund and Predecessor Fund in the amount of $47,197, $42,295, and $27,685, respectively, and voluntarily reimbursed a portion of the Fund's and Predecessor Fund's operating expenses in the amount of $36,205, $36,881, and $58,459, respectively.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Sub-Advisor. Information about Capital Investment Counsel (the "Sub-Advisor") and its duties and compensation are contained in the Prospectus. Under the Sub-Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement. The Sub-Advisor waived all its fee in the amount of $11,799 for the period from July 1, 1998 to February 28, 1999.

Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company (the "Administrator"), a North Carolina corporation, whose address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million. In addition, the Administrator currently receives a monthly fee of $2,000 per Fund and $750 for each additional Class of Shares (although the fees are allocated equally as an expense to each Class) for accounting and recordkeeping services. The Administrator charges a minimum fee of $4,000 per month per Fund for all of its fees taken in the aggregate, analyzed monthly. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.


For the fiscal year ended February 28, 1999, the Administrator received from the Fund administration fees of $9,500 and fund accounting fees of $30,000. For the fiscal years ended February 28, 1998 and 1997, the administrator to the Predecessor Fund (Countrywide Services, Inc., Cincinnati, Ohio) received from the Predecessor Fund accounting and pricing fees of $25,229 and $15,000 respectively, and administrative fees of $12,000 and $7,500 respectively.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $750 per month, per fund.

For the fiscal year ended February 28, 1999, the Transfer Agent received from the Fund shareholder recordkeeping fees of $13,250. For the fiscal years ending February 28, 1998 and 1997, the Predecessor Fund's administrator also performed transfer agent duties and received transfer agent fees of $24,000 and $15,000 respectively.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60-days' prior written notice to the other party may terminate the Distribution Agreement.

For the fiscal year ended February 28, 1999 the Distributor earned $610 in underwriting and broker commissions. For the fiscal years ended February 28, 1998 and 1997, the distributor to the Predecessor Fund (Alpha and Omega, Inc.) earned $7,161 and $5,923 respectively in underwriting and broker commissions.

Custodian. First Union National Bank of North Carolina (the "Custodian") serves as custodian for the Fund's assets. The Custodian's mailing address is Two First Union Center, Charlotte, North Carolina 28288. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund and prepare the Fund's federal and state tax returns. KMPG Peat Marwick served as auditor to the Predecessor Fund.

Legal Counsel. Dechert Price & Rhoads serves as legal counsel to the Nottingham Investment Trust II and the Fund.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863, or by writing to:


                                THE CAROLINASFUND
                   [Investor Shares] or [Institutional Shares]
                           105 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                 Reduced Sales Charges for Investor Class Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $25,000, and shares in the Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day back-dating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

          P(1+T)n = ERV

Where:    T =       average annual total return.
        ERV =       ending  redeemable  value at the end of the  period
                    covered by the  computation of a hypothetical  $1,000
                    payment made at the beginning of the period.
          P =       hypothetical  initial  payment  of $1,000  from  which the maximum  sales  load is  deducted.
          n =       period  covered  by the computation, expressed in terms of years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total returns of Investor Shares of the Fund for the one and three year periods ended February 28, 1999, and since inception (January 3, 1995) to February 28, 1999, were -10.36%, 8.00%, and 11.55%, respectively.
Without reflecting the sales load for the Investor Shares of the Fund for such periods, the average annual total returns of Investor Shares of the Fund for such periods were -7.11%, 9.29%, and 12.51%, respectively. The cumulative total return for the Investor Shares of the Fund for the period since inception (January 3, 1995) through February 28, 1999, was 57.50%. The cumulative total return for the Investor Shares of the Fund, computed without reflecting the applicable sales load, for such period was 63.22%.

The average annual total returns of Institutional Shares of the Fund for the one and three year periods ended February 28, 1999, and since inception (May 22, 1995) to February 28, 1999, were -6.66%, 9.81%, and 12.50%, respectively. The cumulative total return for the Institutional Shares of the Fund for the period since inception (May 22, 1995) through February 28, 1999, was 55.82%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, the Lehman Aggregate Bond Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above. As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

Under normal market conditions, at least 90% of the Fund's net assets will be invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") or if not rated, of equivalent quality as determined by the Advisor.

When the Fund invests in Investment Grade Debt Securities as a temporary defensive position, it is not pursuing it investment objective. Under normal circumstances, however, the Fund may invest in money market or repurchase agreement instruments as described in the Prospectus. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt, which is rated Baa, is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds, which are rated Ba, B, Caa, Ca or C by Moody's, are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds, which are rated B generally, lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds, which are rated Caa, are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds, which are rated Ca, represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                The CarolinasFund
                               1712 East Boulevard
                               Charlotte, NC 28203

                             Telephone: 704-344-1012
                             Facsimile: 704-333-9366


April 26, 1999


Dear CarolinasFund Shareholder,

Attached you will find the Annual Report, which reports results and portfolio holdings, sector breakdowns, and related statistics for our fiscal year ended February 28, 1999.

Calendar year 1998 proved to be a challenging year in terms of performance for many of the companies within the region and for The CarolinasFund. Performance through December 31, 1998 was as follows: Investor Shares: 7.04% and Institutional Shares 7.51%.

Throughout most of 1998, our performance lagged the major indices such as: the Standard & Poor's 500, the Dow Jones Industrial Average, and the NASDAQ. During the Dow's blue chip sell-off from July 17 through August 31, a number of Carolinas stocks did experience significant losses and failed to finish the year strong relative to those indices.

The CarolinasFund focuses in on the 50 largest publicly traded companies in North and South Carolina based on market capitalization (number of shares outstanding times market price). On balance, the median market capitalization of all holdings within The CarolinasFund has been between $1 billion and $5 billion, which is generally regarded by investment professionals as a small to mid-cap range.

The relative performance for The CarolinasFund remained strong as our Benchmark Index, The Russell 2000 fell, -3.45% during 1998. Small and Mid-Cap stocks continued to underperform as sectors, and the performance divergence between small and large-cap stock widened to a record level, according to analysts at Saloman Smith Barney.

According to Bloomberg News, one of the world's leading vendors of business news, stock data, and financial information, there are some 146 publicly held companies based in the Carolinas with a market capitalization of $15 million or more. Performance for the Bloomberg Carolinas Index, published weekly in The Charlotte Observer, declined -5.52% during calendar year 1998.

April 26, 1999
Page Two


With the US economy continuing to grow at a modest rate, many investors are cautious about the fact that stock prices are simply too high. The S&P 500"...is near the highest price to earnings ratios ever, 28 times the last twelve months earnings..." according to First Call, a Wall Street financial reporting firm. "The 50 issues with the highest ratios recently accounted for 25% of the value of the S&P 500, and had a P/E ratio of 51. The P/E on the other 450 was 20," according to Morgan Stanley Dean Witter.

"Last October small-cap (price) multiples fell below the one-to-one ratio (to the S&P's ratio), and now they are at an all-time low," states W. Whitfield Gardener, of Gardner Lewis Asset Management. It should be noted that the Price/Earnings ratios for many of the stocks within The CarolinasFund has been and is now well below that of the The Standard & Poors 500 stock index.

The economy in North and South Carolina remains strong, which will help the stocks within our portfolio over the long run. Many of these companies have exceptionally strong balance sheets, and are rated as "long term hold" or "buy" by analysts.

Companies within The CarolinasFund's portfolio will generally account for more than eighty percent of the entire market capitalization of publicly held companies within North and South Carolina. Hence, performance of The
CarolinasFund should be considered to be a rough proxy for overall stock performance within the two-state region.

We believe that the demographic and economic characteristics of North and South Carolina, are such that companies headquartered in the two states have a greater than average potential for capital appreciation. The fact of the matter is that "...every time we have had five years of small-cap underperformance, it's been followed by five years of outperformance " according to Bert Boksen, as small-cap fund manager for Raymond James & Associates Inc.

Access to daily price information (NAV, etc.) is provided via toll free number 800-773-3863 and NASDAQ listings are now published in the major newspapers. The symbol for Investor Shares is CARVX - for Institutional Shares CARTX. Should you have questions about The CarolinasFund or the attached report, please do not hesitate to contact us at 704-344-1012.


Sincerely,

J. C. Blucher Ehringhaus, III
Managing Director

________________________________________________________________________________


                                The CarolinasFund

________________________________________________________________________________


                 a series of the Nottingham Investment Trust II






                               Annual Report 1999


                        FOR THE PERIOD ENDED FEBRUARY 28






                               INVESTMENT ADVISOR
                          Morehead Capital Advisors LLC
                               1712 East Boulevard
                               Charlotte, NC 28203



                                The CarolinasFund
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-773-3863

                               The CarolinasFund

                              INSTITUTIONAL SHARES


                    Performance Update - $10,000 Investment
         For the period from May 22, 1995 (commencement of operations)
                              to February 28, 1999


      ------------------------------------------------------
                Institutional     S&P 500      Russell 2000
                   Shares          Index          Index
      ------------------------------------------------------
      5/22/95      10,000         10,000         10,000
      5/31/95      10,064         10,193          9,956
      8/31/95      11,125         10,802         11,286
     11/30/95      11,284         11,710         11,449
      2/29/96      11,768         12,457         12,098
      5/31/96      12,330         13,091         13,523
      8/31/96      11,843         12,825         12,527
     11/30/96      12,480         14,933         13,340
      2/28/97      12,687         15,716         13,616
      5/31/97      12,949         16,942         14,460
      8/31/97      14,307         18,039         16,134
     11/30/97      15,159         19,243         16,429
      2/28/98      16,695         21,217         17,705
      5/31/98      16,844         22,141         17,555
      8/31/98      14,092         19,499         13,033
     11/30/98      16,273         23,796         15,389
      2/28/99      15,582         25,405         15,228


This graph depicts the performance of The CarolinasFund Institutional Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The CarolinasFund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return
-------------------------------------------------------
 Since Inception       One Year         Three Years
-------------------------------------------------------
      12.50%            (6.66)%            9.81%
-------------------------------------------------------


The graph assumes an initial $10,000 investment at May 22, 1995. All dividends and distributions are reinvested.

At February 28, 1999, the Institutional Shares of The CarolinasFund would have grown to $15,582 - total investment return of 55.82% since May 22, 1995.

At February 28, 1999, a similar investment in the Russell 2000 Index would have grown to $15,228 - total investment return of 52.28%; and the S&P 500 Total Return Index would have grown to $25,405 - total investment return of 154.05%, since May 22, 1995.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                               The CarolinasFund

                                INVESTOR SHARES

                    Performance Update - $10,000 Investment
        For the period from January 3, 1995 (commencement of operations)
                              to February 28, 1999


     ------------------------------------------------
                  Investor     S&P 500   Russell 2000
                   Shares       Index       Index
     ------------------------------------------------
       1/3/95       9,650      10,000       10,000
      2/28/95      10,171      10,663       10,377
      5/31/95      10,432      11,752       10,942
      8/31/95      11,516      12,455       12,404
     11/30/95      11,671      13,502       12,583
      2/29/96      12,066      14,362       13,297
      5/31/96      12,628      15,094       14,863
      8/31/96      12,124      14,788       13,769
     11/30/96      12,764      17,217       14,661
      2/28/97      12,959      18,120       14,964
      5/31/97      13,202      19,534       15,892
      8/31/97      14,579      20,799       17,732
     11/30/97      15,423      22,187       18,057
      2/28/98      16,956      24,463       19,459
      5/31/98      17,092      25,528       19,294
      8/31/98      14,288      22,482       14,324
     11/30/98      16,481      27,436       16,914
      2/28/99      15,750      29,291       16,736


This graph depicts the performance of The CarolinasFund Investor Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The CarolinasFund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return
--------------------------------------------------------------
                      Since Inception  One Year   Three Years
--------------------------------------------------------------
    No Sales Load         12.51%        (7.11)%      9.29%
--------------------------------------------------------------
With 3.50% Sales Load     11.55%       (10.36)%      8.00%
--------------------------------------------------------------


The graph assumes an initial $10,000 investment at January 3, 1995 ($9,650 after maximum sales load of 3.50%). All dividends and distributions are reinvested.

At February 28, 1999, the Investor Shares of The CarolinasFund would have grown to $15,750 - total investment return of 57.50% since January 3, 1995. Without the deduction of the 3.50% maximum sales load, the Investor Shares of The CarolinasFund would have grown to $16,322 - total investment return of 63.22% since January 3, 1995. The sales load may be reduced or eliminated for larger purchases.

At February 28, 1999, a similar investment in the Russell 2000 Index would have grown to $16,736 - total investment return of 67.36%; and the S&P 500 Total Return Index would have grown to $29,291 - total investment return of 192.91%, since January 3, 1995.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                          The CarolinasFund

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 28, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                       Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 95.24%

       Basic Materials - 5.73%
            Bowater Incorporated .....................................................                  2,900               $122,163
            Sonoco Products Company ..................................................                  3,728                 91,336
                                                                                                                            --------
                                                                                                                             213,499
                                                                                                                            --------
       Consumer, Cyclical - 14.08%
            Family Dollar Stores, Inc. ...............................................                  5,600                112,000
            Lowe's Companies, Inc. ...................................................                  2,600                154,212
            Oakwood Homes Corporation ................................................                  5,200                 83,850
         (a)Ryan's Family Steak Houses, Inc. .........................................                  5,000                 56,875
         (a)Speedway Motorsports, Inc. ...............................................                  3,300                117,769
                                                                                                                            --------
                                                                                                                             524,706
                                                                                                                            --------
       Consumer, Non-Cyclical - 7.91%
            Coca-Cola Bottling Co. ...................................................                    600                 33,600
            Food Lion, Inc. - Class A ................................................                  9,100                 86,735
            Lance, Inc. ..............................................................                  3,100                 51,150
         (a)Personnel Group of America, Inc. .........................................                  3,900                 51,431
            Ruddick Corporation ......................................................                  3,900                 71,906
                                                                                                                            --------
                                                                                                                             294,822
                                                                                                                            --------
       Financial Services - 26.64%
            BankAmerica Corporation ..................................................                  2,000                130,625
            BB&T Corporation .........................................................                  3,244                122,867
            Carolina First Corporation ...............................................                  1,800                 37,125
            CCB Financial Corporation ................................................                  1,800                 93,488
            Centura Banks, Inc. ......................................................                  1,600                102,400
            First Citizen's BancShares, Inc. .........................................                    800                 63,900
            First Union Corporation ..................................................                  2,000                106,625
         (a)Insignia Financial Group, Inc. ...........................................                    933                 12,187
            Jefferson-Pilot Corporation ..............................................                  1,675                113,481
            Resource Bancshares Mortgage Group, Inc. .................................                  2,745                 38,430
         (a)Triad Guaranty Inc. ......................................................                  1,500                 27,750
            Triangle Bancorp, Inc. ...................................................                  2,100                 33,600
            Wachovia Corporation .....................................................                  1,300                110,581
                                                                                                                            --------
                                                                                                                             993,059
                                                                                                                            --------
       Holding Companies - Diversified - 2.57%
            The Liberty Corporation ..................................................                  1,900                 95,831
                                                                                                                            --------

       Industrial - 19.38%
            AVX Corporation ..........................................................                  5,100                 69,806
         (a)Burlington Industries, Inc. ..............................................                  6,600                 40,838
         (a)Collins & Aikman .........................................................                  7,200                 36,000


                                                                                                                         (Continued)

                                                          The CarolinasFund

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 28, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Value
                                                                                                       Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Industrial - (Continued)
         (a)Coltec Industries, Inc. ....................................................                 5,000             $  90,000
            Guilford Mills, Inc. .......................................................                 2,900                35,888
            Martin Marietta Materials, Inc. ............................................                 2,100               107,756
            Nucor Corporation ..........................................................                 2,400               106,950
         (a)Quintiles Transnational Corporation ........................................                 2,100                90,562
            Springs Industries, Inc. - Class A .........................................                   900                29,925
            Unifi, Inc. ................................................................                 3,900                47,044
            United Dominion Industries .................................................                 3,500                67,594
                                                                                                                           ---------
                                                                                                                             722,363
                                                                                                                           ---------
       Real Estate - 2.89%
            Highwoods Properties, Inc. .................................................                 2,900                69,419
            Summit Properties, Inc. ....................................................                 2,300                38,237
                                                                                                                           ---------
                                                                                                                             107,656
                                                                                                                           ---------
       Technology - 5.96%
         (a)Glenayre Technologies, Inc. ................................................                 7,225                25,514
         (a)Kemet Corporation ..........................................................                 4,600                50,600
         (a)Pharmaceutical Product Development, Inc. ...................................                 2,100                72,975
         (a)Policy Management Systems Corporation ......................................                 2,000                73,125
                                                                                                                           ---------
                                                                                                                             222,214
                                                                                                                           ---------
       Utilities - 10.08%
            Carolina Power & Light Company .............................................                 2,500                99,687
            Duke Energy Corporation ....................................................                 1,800               102,375
            Piedmont Natural Gas Company, Inc. .........................................                 1,800                61,425
            Public Service Company of North Carolina ...................................                 1,500                44,344
            SCANA Corporation ..........................................................                 2,900                68,150
                                                                                                                           ---------
                                                                                                                             375,981
                                                                                                                           ---------

            Total Common Stocks (Cost $3,112,771) ......................................                                   3,550,131
                                                                                                                           ---------

INVESTMENT COMPANY - 4.47%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...................................                                     166,477
                                                                                                                           ---------
            (Cost $166,477)




                                                                                                                         (Continued)

                                                          The CarolinasFund

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 28, 1999





Total Value of Investments (Cost $3,279,248 (b)) ..................................                    99.71%             $3,716,608
Other Assets Less Liabilities .....................................................                     0.29%                 10,824
                                                                                                   ---------              ----------
       Net Assets .................................................................                   100.00%             $3,727,432
                                                                                                   =========              ==========

       (a)  Non-income producing investment.

       (b) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

                         Unrealized appreciation ...................   $ 844,430
                         Unrealized depreciation ...................    (407,070)
                                                                       ---------

                                         Net unrealized appreciation   $ 437,360
                                                                       =========







See accompanying notes to financial statements

                                                          The CarolinasFund

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          February 28, 1999


ASSETS
       Investments, at value (cost $3,279,248) ..................................................................         $3,716,608
       Cash .....................................................................................................                 65
       Income receivable ........................................................................................              5,575
       Deferred organizational expenses (net) ...................................................................              7,769
       Due from advisor (note 2) ................................................................................              4,014
       Other assets .............................................................................................              1,382
                                                                                                                          ----------

            Total assets ........................................................................................          3,735,413
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .........................................................................................              7,781
       Payable for fund shares redeemed .........................................................................                200
                                                                                                                          ----------

            Total liabilities ...................................................................................              7,981
                                                                                                                          ----------

NET ASSETS ......................................................................................................         $3,727,432
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ..........................................................................................         $3,171,408
       Undistributed net realized gain on investments ...........................................................            118,664
       Net unrealized appreciation on investments ...............................................................            437,360
                                                                                                                          ----------
                                                                                                                          $3,727,432
                                                                                                                          ==========

INSTITUTIONAL CLASS
       Net asset value, offering and redemption price per share ($1,071,567 / 76,489 shares) ....................         $    14.01
                                                                                                                          ==========

INVESTOR CLASS
       Net asset value, offering and redemption price per share ($2,655,865 / 195,079 shares) ...................         $    13.61
                                                                                                                          ==========
       Maximum offering price per share (100 / 96.5% of $13.61) .................................................         $    14.10
                                                                                                                          ==========




See accompanying notes to financial statements

                                                          The CarolinasFund

                                                       STATEMENT OF OPERATIONS

                                                    Year ended February 28, 1999



INVESTMENT LOSS

       Income
            Interest ........................................................................................           $     7,229
            Dividends .......................................................................................                89,186
                                                                                                                        -----------

                  Total income ..............................................................................                96,415
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ...............................................................                47,197
            Fund administration fees (note 2) ...............................................................                 9,500
            Distribution and service fees - Investor class (note 3) .........................................                17,605
            Custody fees ....................................................................................                 3,067
            Registration and filing administration fees (note 2) ............................................                 2,368
            Fund accounting fees (note 2) ...................................................................                30,000
            Audit fees ......................................................................................                 9,500
            Legal fees ......................................................................................                18,439
            Securities pricing fees .........................................................................                 2,778
            Shareholder recordkeeping fees ..................................................................                13,250
            Other fees ......................................................................................                 3,308
            Shareholder servicing expenses ..................................................................                 5,048
            Registration and filing expenses ................................................................                 5,094
            Printing expenses ...............................................................................                 3,629
            Amortization of deferred organization expenses (note 6) .........................................                 9,303
            Trustee fees and meeting expenses ...............................................................                 5,089
            Other operating expenses ........................................................................                 9,642
                                                                                                                        -----------

                  Total expenses ............................................................................               194,817
                                                                                                                        -----------

                  Less:
                       Expense reimbursements (note 2) ......................................................               (36,205)
                       Investment advisory fees waived (note 2) .............................................               (47,197)
                       Distribution and service fees waived - Investor Class (note 3) .......................               (10,982)
                                                                                                                        -----------

                  Net expenses ..............................................................................               100,433
                                                                                                                        -----------

                       Net investment loss ..................................................................                (4,018)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized gain from investment transactions .......................................................               864,496
       Decrease in unrealized appreciation on investments ...................................................            (1,206,312)
                                                                                                                        -----------

            Net realized and unrealized loss on investments .................................................              (341,816)
                                                                                                                        -----------

                  Net decrease in net assets resulting from operations ......................................           $  (345,834)
                                                                                                                        ===========



See accompanying notes to financial statements

                                                          The CarolinasFund

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                       February 28,     February 28,
                                                                                                              1999             1998
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
         Net investment loss .....................................................................      $   (4,018)      $   (1,335)
         Net realized gain from investment transactions ..........................................         864,496            3,640
         (Decrease) increase in unrealized appreciation on investments ...........................      (1,206,312)       1,186,197
                                                                                                        ----------       ----------

              Net (decrease) increase in net assets resulting from operations ....................        (345,834)       1,188,502
                                                                                                        ----------       ----------

     Distributions to shareholders from
         Net realized gain from investment transactions ..........................................        (692,322)               0
                                                                                                        ----------       ----------

              Decrease in net assets resulting from distributions ................................        (692,322)               0
                                                                                                        ----------       ----------

     Capital share transactions
         (Decrease) increase in net assets resulting from capital share transactions (a) .........        (531,597)         667,382
                                                                                                        ----------       ----------

                   Total (decrease) increase in net assets .......................................      (1,569,753)       1,855,884

NET ASSETS

     Beginning of year ...........................................................................       5,297,185        3,441,301
                                                                                                        ----------       ----------

     End of year .................................................................................     $ 3,727,432      $ 5,297,185
                                                                                                        ==========       ==========

(a) A summary of capital share activity follows:
                                                                  Year ended                              Year ended
                                                               February 28, 1999                       February 28, 1998
                                                           Shares               Value              Shares              Value
                                                      -----------------   -----------------   -----------------   -----------------
------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------
Shares sold                                                      7,615   $         127,042              18,697   $         289,131
Shares issued from reinvestment of distributions                13,319             197,642                   0                   0
Shares redeemed                                                (10,198)           (154,777)             (7,178)           (106,422)
                                                      -----------------   -----------------   -----------------   -----------------

     Net increase                                               10,736   $         169,907              11,519   $         182,709
                                                      =================   =================   =================   =================

------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------
Shares sold                                                     39,215   $         686,284              67,713   $         977,120
Shares issued from reinvestment of distributions                34,155             493,202                   0                   0
Shares redeemed                                               (114,228)         (1,880,990)            (34,329)           (492,447)
                                                      -----------------   -----------------   -----------------   -----------------

     Net (decrease) increase                                   (40,858)  $        (701,504)             33,384   $         484,673
                                                      =================   =================   =================   =================

------------------------------------------------------
 FUND SUMMARY
------------------------------------------------------
Shares sold                                                     46,830   $         813,326              86,410   $       1,266,251
Shares issued from reinvestment of distributions                47,474             690,844                   0                   0
Shares redeemed                                               (124,426)         (2,035,767)            (41,507)           (598,869)
                                                      -----------------   -----------------   -----------------   -----------------

     Net (decrease) increase                                   (30,122)  $        (531,597)             44,903   $         667,382
                                                      =================   =================   =================   =================

See accompanying notes to financial statements

                                                          The CarolinasFund

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                         INSTITUTIONAL CLASS

                                                                                                                For the
                                                                                                              period from
                                                                                                              May 22, 1995
                                                                                                             (commencement
                                                                      Year ended   Year ended   Year ended  of operations) to
                                                                     February 28, February 28, February 28,   February 29,
                                                                         1999         1998         1997          1996
                                                                    -----------   -----------   ----------    -----------
Net asset value, beginning of period                                    $17.83        $13.55       $12.57         $10.72
      (Loss) income from investment operations
         Net investment income                                            0.05          0.05         0.01           0.02
         Net realized and unrealized (loss) gain on investments          (1.08)         4.23         0.97           1.88
                                                                    -----------   -----------   ----------    -----------
             Total from investment operations                            (1.03)         4.28         0.98           1.90
                                                                    -----------   -----------   ----------    -----------

      Distributions to shareholders from
         Net investment income                                            0.00          0.00         0.00          (0.02)
         Net realized gain from investment transactions                  (2.79)         0.00         0.00          (0.03)
                                                                    -----------   -----------   ----------    -----------
             Total distributions                                         (2.79)         0.00         0.00          (0.05)
                                                                    -----------   -----------   ----------    -----------

Net asset value, end of period                                          $14.01        $17.83       $13.55         $12.57
                                                                    ===========   ===========   ==========    ===========

Total return (a)                                                         (6.66)%       31.59 %       7.81 %        17.68 %
                                                                    ===========   ===========   ==========    ===========

Ratios/supplemental data
      Net assets, end of period                                     $1,071,567    $1,172,074     $735,087        $24,576
                                                                    ===========   ===========   ==========    ===========
      Ratio of expenses to average net assets
         Before expense reimbursements and waived fees                    3.75 %        3.61 %       4.85 %         8.40 %  (b)
         After expense reimbursements and waived fees                     1.75 %        1.75 %       1.73 %         1.69 %  (b)

      Ratio of net investment income (loss) to average net assets
         Before expense reimbursements and waived fees                   (1.67)%         -             -           (6.07)%  (b)
         After expense reimbursements and waived fees                     0.33 %        0.36 %       0.22 %         0.64 %  (b)

      Portfolio turnover rate                                            22.24 %        7.00 %       5.00 %        16.00 %


(a)      Total return does not reflect payment of a sales charge.
(b)      Annualized.


See accompanying notes to financial statements

                                                          The CarolinasFund

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           INVESTOR CLASS                                                  For the
                                                                                                                       period from
                                                                                                                   January 3, 1995
                                                                                                                     (commencement
                                                                                                                     of operations)
                                                                  Year ended   Year ended    Year ended    Year ended           to
                                                                 February 28, February 28,  February 28,  February 29, February 28,
                                                                        1999         1998          1997          1996         1995
                                                                 -----------   -----------   -----------  ------------   ---------
Net asset value, beginning of period                                 $17.48        $13.36        $12.44        $10.54      $10.00
      (Loss) income from investment operations
         Net investment (loss) income                                 (0.04)        (0.02)        (0.02)         0.01        0.04
         Net realized and unrealized (loss) gain on investments       (1.04)         4.14          0.94          1.95        0.50
                                                                 -----------   -----------   -----------  ------------   ---------
             Total from investment operations                         (1.08)         4.12          0.92          1.96        0.54
                                                                 -----------   -----------   -----------  ------------   ---------

      Distributions to shareholders from
         Net investment income                                         0.00          0.00          0.00         (0.03)       0.00
         Net realized gain from investment transactions               (2.79)         0.00          0.00         (0.03)       0.00
                                                                 -----------   -----------   -----------  ------------   ---------
             Total distributions                                      (2.79)         0.00          0.00         (0.06)       0.00
                                                                 -----------   -----------   -----------  ------------   ---------

Net asset value, end of period                                       $13.61        $17.48        $13.36        $12.44      $10.54
                                                                 ===========   ===========   ===========  ============   =========

Total return (a)                                                      (7.11)%       30.84 %        7.41 %       18.59 %      5.40 %
                                                                 ===========   ===========   ===========  ============   =========

Ratios/supplemental data
      Net assets, end of period                                  $2,655,865    $4,125,111    $2,706,214    $1,897,814    $272,383
                                                                 ===========   ===========   ===========  ============   =========
      Ratio of expenses to average net assets
         Before expense reimbursements and waived fees                 4.26 %        4.12 %        5.33 %        9.45 %   37.10 %(b)
         After expense reimbursements and waived fees                  2.25 %        2.25 %        2.22 %        2.17 %    2.21 %(b)

      Ratio of net investment income (loss) to average net assets
         Before expense reimbursements and waived fees                (2.23)%          -            -           (7.21)%  (32.27)%(b)
         After expense reimbursements and waived fees                 (0.22)%       (0.14)%       (0.20)%        0.06 %    2.62 %(b)

      Portfolio turnover rate                                         22.24 %        7.00 %        5.00 %       16.00 %    0.00 %


(a)      Total return does not reflect payment of a sales charge.
(b)      Annualized.


See accompanying notes to financial statements

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The CarolinasFund (the "Fund") is a diversified, open-end series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. Prior to July 1, 1998, the Fund was operating as an open-end series of the Maplewood Investment Trust. The Board of Trustees of the Maplewood Investment Trust approved an agreement and plan of reorganization providing for the transfer of all of the assets and liabilities of the CarolinasFund to the New CarolinasFund in exchange for shares of the New
         CarolinasFund. In connection with the reorganization the New CarolinasFund shares were distributed to shareholders in liquidation of the CarolinasFund and the CarolinasFund was terminated. As a result of the reorganization, the Fund assumed the financial history of the predecessor fund.

         For federal income tax purposes, the reorganization qualified as a tax-free reorganization with no tax consequences to the predecessor fund, the Fund, or its shareholders. The holding period and aggregate tax basis of the New CarolinasFund shares received by a shareholder of the CarolinasFund will be the same as the holding period and aggregate tax basis of the shareholder's CarolinasFund shares. The holding period and tax basis of the assets in the hands of the New CarolinasFund as a result of the reorganization will be the holding period and tax basis of those assets in the CarolinasFund's hands immediately prior to the reorganization.

         The investment objective of the Fund is to provide long-term capital growth by investing primarily in common stocks of publicly traded companies headquartered in North and South Carolina. Current income is of secondary importance.

         The Fund has an unlimited number of authorized shares, which are divided into two classes Institutional and Investor Shares. Each class of shares has equal rights of the assets of the Fund, and the classes of shares are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of three and one-half percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

                                                                     (Continued)

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1999


         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends at least annually on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending February 28.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

         F. Risk Factors - The Fund's concentration in companies headquartered in North and South Carolina generally will tie the performance of the Fund to the economic environment of the two states and the surrounding area. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favor companies in North and South Carolina will continue in the future.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Morehead Capital Advisors LLC (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Advisor is the same entity serving as investment advisor since the Fund's inception on January 3, 1995. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

                                                                     (Continued)

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1999



         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $47,197 ($0.17 per share) and has reimbursed expenses amounting to $36,205 for the period ended February 28, 1999.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, and 0.125% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         The Nottingham Company became the Fund's administrator on July 1, 1998. Prior to that date, Countrywide Fund Services ("CFS") served as the Fund's Administrator and received for its services fees at the annual rate of 0.15% of the Fund's first $50 million of average daily net assets, 0.125% of the next $50 million, and 0.10% of average daily net assets over $100 million, subject to a $1,000 minimum monthly fee. CFS also received a monthly fee of $2,000 for accounting and record-keeping services for the Fund.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         North Carolina Shareholder Services, LLC became the Fund's transfer agent on July 1, 1998. Prior to that date, CFS served as the Fund's transfer agent and received for its services fees based on the number of shareholder accounts in the Fund, subject to a $2,000 minimum monthly fee.

         Capital Investment Group, Inc. (the "Distributor"), serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the period from July 1, 1998, to February 28, 1999, the Distributor retained sales charges in the amount of $610.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.

                                                                     (Continued)

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1999


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% per annum of the Investor Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares' average daily net assets. The Fund incurred $17,605 of such expenses under the Plan for the year ended February 28, 1999. The Distributor has waived a portion of its fee amounting to $10,982.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $993,623 and $1,904,019 respectively, for the year ended February 28, 1999.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

         For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The total $2.79 per share distribution for the year ended February 28, 1999 represents long-term capital gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.


NOTE 6 - DEFERRED ORGANIZATION EXPENSES

         Expenses totaling $13,968 incurred in connection with its organization on January 3, 1995, and the registration of its shares have been assumed by the Fund.

         The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The CarolinasFund:

We have audited the accompanying statement of assets and liabilities of The CarolinasFund, including the schedule of investments, as of February 28, 1999, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 28, 1998 and the financial highlights for the four years in the period ended February 28, 1998 were audited by other auditors, whose reports thereon dated March 27, 1998 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The CarolinasFund as of February 28, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP

Pittsburgh, Pennsylvania
March 19, 1999